                                POWER OF ATTORNEY
                        RIVESOURCE LIFE INSURANCE COMPANY

Gumer C. Alvero                         Bridget M. Sperl
Timothy V. Bechtold                     David K. Stewart
Richard N. Bush                         William F. "Ted" Truscott
Brian J. McGrane                        John R. Woerner
Kevin E. Palmer

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W. Tilbury, Rodney J. Vessels or Daniel J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 22nd day of October, 2008.


/s/ Gumer C. Alvero                      /s/ Bridget M. Sperl
--------------------------------------   ---------------------------------------
Gumer C. Alvero                          Bridget M. Sperl
Director and Executive Vice President -  Executive Vice President - Client
Annuities                                Services


/s/ Richard N. Bush                      /s/ David K. Stewart
--------------------------------------   ---------------------------------------
Richard N. Bush                          David K. Stewart
Senior Vice President - Corporate Tax    Vice President and Controller


/s/ Timothy V. Bechtold                  /s/ William F. "Ted" Truscott
--------------------------------------   ---------------------------------------
Timothy V. Bechtold                      William F. "Ted" Truscott
Director and President                   Director


/s/ Brian J. McGrane                     /s/ John R. Woerner
--------------------------------------   ---------------------------------------
Brian J. McGrane                         John R. Woerner
Director, Executive Vice President and   Director
Chief Financial Officer


/s/ Kevin E. Palmer
--------------------------------------
Kevin E. Palmer
Director, Vice President and
Chief Actuary

                       RIVERSOURCE LIFE INSURANCE COMPANY
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                            1933 Act No.   1940 Act No.
                                                            ------------   ------------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                     811-07247
Privileged Assets Select Annuity                            333-139768
RIVERSOURCE VARIABLE ANNUITY ACCOUNT                                       811-7195
RiverSource Personal Portfolio Plus 2/RiverSource
   Personal Portfolio Plus/RiverSource Personal Portfolio   333-139757
RiverSource Preferred Variable Annuity                      333-139758
Evergreen Essential Variable Annuity                        333-139763
Evergreen New Solutions Variable Annuity                    333-139763
Evergreen New Solutions Select Variable Annuity             333-139759
Evergreen Pathways Variable Annuity                         333-139759
Evergreen Pathways Select Variable Annuity                  333-139759
Evergreen Privilege Variable Annuity                        333-139759
RiverSource AccessChoice Select Variable Annuity            333-139759
RiverSource Endeavor Select Variable Annuity                333-139763
RiverSource Endeavor Plus Variable Annuity                  333-139759
RiverSource FlexChoice Variable Annuity                     333-139759
RiverSource FlexChoice Select Variable Annuity              333-139759
RiverSource Galaxy Premier Variable Annuity                 333-139761
RiverSource Innovations Variable Annuity                    333-139763
RiverSource Innovations Classic Variable Annuity            333-139763
RiverSource Innovations Classic Select Variable Annuity     333-139763
RiverSource Innovations Select Variable Annuity             333-139763
RiverSource New Solutions Variable Annuity                  333-139763
RiverSource Pinnacle Variable Annuity                       333-139761
RiverSource Platinum Variable Annuity                       333-139760
RiverSource Signature Variable Annuity                      333-139762

RiverSource Signature One Variable Annuity                  333-139762
RiverSource Signature One Select Variable Annuity           333-139762
RiverSource Signature Select Variable Annuity               333-139760
Wells Fargo Advantage Variable Annuity                      333-139762
Wells Fargo Advantage Builder Variable Annuity              333-139762
Wells Fargo Advantage Builder Select Variable Annuity       333-139762
Wells Fargo Advantage Choice Select Variable Annuity        333-139759
Wells Fargo Advantage Choice Variable Annuity               333-139759
Wells Fargo Advantage Select Variable Annuity               333-139763
RIVERSOURCE ACCOUNT F                                                      811-2317
RiverSource Variable Retirement & Combination Retirement
   Annuities                                                2-73114
RiverSource Employee Benefit Annuity                        33-52518
RiverSource Flexible Annuity                                33-4173

RiverSource Group Variable Annuity Contract                 33-47302
RIVERSOURCE VARIABLE ANNUITY FUND A                                        811-1653
RiverSource Variable Annuity Fund A                         2-29081
RIVERSOURCE VARIABLE ANNUITY FUND B                                        811-1674
RiverSource Variable Annuity Fund B - Individual            2-29358
RiverSource Variable Annuity Fund B - Group                 2-47430
RIVERSOURCE VARIABLE ACCOUNT 10
RiverSource Flexible Portfolio Annuity                      33-62407
RiverSource Retirement Advisor Variable Annuity             333-79311
RiverSource Retirement Advisor Variable Annuity - Band 3    333-79311
RiverSource Retirement Advisor Advantage Variable
   Annuity/RiverSource Retirement Advisor Select Plus
   Variable Annuity                                         333-79311
RiverSource Retirement Advisor Advantage Variable
   Annuity - Band 3                                         333-79311
RiverSource Retirement Advisor Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor Select Plus
   Variable Annuity                                         333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor 4 Select Plus
   Variable Annuity/RiverSource Retirement Advisor 4
   Access Variable Annuity                                  333-79311
RIVERSOURCE ACCOUNT SBS                                                    811-06315
RiverSource Symphony Annuity                                33-40779
RIVERSOURCE MVA ACCOUNT                                                    N/A
Evergreen Essential Variable Annuity                        333-139776
Evergreen New Solutions Variable Annuity                    333-139776
Evergreen New Solutions Select Variable Annuity             333-139776
Evergreen Pathways Variable Annuity                         333-139776
Evergreen Privilege Variable Annuity                        333-139776
Evergreen Pathways Select Variable Annuity                  333-139776
RiverSource AccessChoice Select Variable Annuity            333-139776
RiverSource Endeavor Select Variable Annuity                333-139776
RiverSource FlexChoice Variable Annuity                     333-139776

RiverSource FlexChoice Select Variable Annuity              333-139776
RiverSource Galaxy Premier Variable Annuity                 333-139776
RiverSource Innovations Variable Annuity                    333-139776
RiverSource Innovations Classic Variable Annuity            333-139776
RiverSource Innovations Classic Select Variable Annuity     333-139776
RiverSource Innovations Select Variable Annuity             333-139776
RiverSource New Solutions Variable Annuity                  333-139776
RiverSource Pinnacle Variable Annuity                       333-139776
RiverSource Signature Variable Annuity                      333-139776
RiverSource Signature One Variable Annuity                  333-139776
RiverSource Signature One Select Variable Annuity           333-139776
RiverSource Signature Select Variable Annuity               333-139776
Wells Fargo Advantage Variable Annuity                      333-139776
Wells Fargo Advantage Builder Variable Annuity              333-139776
Wells Fargo Advantage Builder Select Variable Annuity       333-139776
Wells Fargo Advantage Choice Select Variable Annuity        333-139776
RIVERSOURCE ACCOUNT MGA                                                    N/A
RiverSource Guaranteed Term Annuity                         333-114888
RiverSource Retirement Advisor Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor Select Plus
   Variable Annuity                                         333-114888
RiverSource Retirement Advisor 4 Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor 4 Select Plus
   Variable Annuity/RiverSource Retirement Advisor 4
   Access Variable Annuity                                  333-114888
RiverSource Guaranteed Variable Annuity Contract            33-48701
RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                                 811-4298
RiverSource Single Premium Variable Life Insurance          333-83456
RiverSource Variable Universal Life IV/RiverSource
   Variable Universal Life IV - Estate Series               333-69777
RiverSource Variable Second-To-Die Life Insurance           33-62457
RiverSource Variable Universal Life Insurance               33-11165

RiverSource Variable Universal Life III                     333-69777
RiverSource Succession Select Variable Life Insurance       33-62457
RiverSource Single Premium Variable Life Insurance Policy   2-97637
RIVERSOURCE VARIABLE LIFE ACCOUNT                                          811-09515
RiverSource Signature Variable Universal Life Insurance     333-84121
RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                       811-4652
RiverSource Single Premium Variable Life Insurance Policy   33-5210